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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 2, 2000

                            McLEODUSA INCORPORATED
            (Exact name of registrant as specified in its charter)

       Delaware                         0-20763                  42-1407240
     (State or Other                  (Commission               (IRS Employer
     Jurisdiction of Incorporation)   File Number)     Identification Number)


             McLeodUSA Technology Park
             6400 C Street S.W., P.O. Box 3177
             Cedar Rapids, IA                          52406-3177
             (Address of Principal                     (Zip Code)
             Executive Offices)

      Registrant's telephone number, including area code: (319) 364-0000
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS

              On October 2, 2000, McLeodUSA Incorporated, a Delaware corporation ("McLeodUSA"), CapRock Communications Corp., a Texas corporation ("CapRock"), and Cactus Acquisition Corp., a Delaware corporation and a newly-formed, wholly-owned subsidiary of McLeodUSA ("Cactus"), entered into a definitive agreement and plan of merger (the "Merger Agreement"), pursuant to which McLeodUSA will acquire 100% of the voting securities of CapRock. In the transaction, each share of CapRock common stock will be exchanged for 0.3876 of a share of McLeodUSA Class A common stock (the "Exchange Ratio"). The Merger Agreement provides that Cactus will merge with and into CapRock (the "Merger") so that CapRock will be the surviving corporation and will be wholly-owned by McLeodUSA. The transaction is intended to be tax-free to the shareholders of CapRock.

              McLeodUSA has agreed to register under the Securities Act of 1933 the shares of its Class A common stock to be issued in the Merger. Under the terms of the Merger Agreement, each outstanding option to purchase shares of CapRock common stock issued under the CapRock stock option plans will become or be replaced by an option to purchase a number of shares of McLeodUSA Class A common stock equal to the number of shares of CapRock common stock that could have been purchased under the CapRock stock option multiplied by the Exchange Ratio, at a price per share of McLeodUSA Class A common stock equal to (A) the aggregate exercise price for the shares of CapRock common stock otherwise purchasable pursuant to such CapRock stock option divided by (B) the aggregate number of shares of McLeodUSA Class A common stock deemed purchasable in accordance with the foregoing.

              In addition, certain CapRock shareholders, including Jere W. Thompson, Jr., the Chairman of the Board and Chief Executive Officer, and Mark Langdale, a director, owning in excess of 50% of the outstanding shares of CapRock common stock, have agreed to vote their shares in favor of the transaction. Concurrently with the execution of the Merger Agreement, McLeodUSA, Jere W. Thompson, Jr., Mark Langdale, and certain other shareholders have entered into a Voting and Agreement whereby such shareholders have agreed to vote their shares in favor of the transaction and have given an option to McLeodUSA to acquire their shares.

              The Boards of Directors of the two companies have approved the transaction. The merger is subject to a number of customary conditions, including approval of CapRock's shareholders and the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The companies anticipate the Merger will close in the first quarter of 2001.
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                   The foregoing description of the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, Voting and Option Agreement, and Voting Agreement with McLeodUSA, all of which are attached hereto as exhibits and incorporated by reference herein. A copy of the press release, dated October 2, 2000, issued by CapRock and McLeodUSA regarding the above-described transactions is attached as Exhibit 99.3 hereto and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

          (c)      Exhibits

                   2.1 Agreement and Plan of Merger by and among McLeodUSA Incorporated, Cactus Acquisition Corp. and CapRock Communications Corp., dated as of October 2, 2000 (filed as Exhibit 2.1 to the Current Report on Form 8-K of the CapRock Communications Corp., File No. 0-24581 (the "CapRock 8-K"), filed with the SEC on October 10, 2000 and incorporated herein by reference).

                   99.1   Voting and Option Agreement with McLeodUSA (filed as
                          Exhibit 99.1 to the CapRock 8-K and incorporated herein by reference).

                   99.2 Voting Agreement with McLeodUSA (filed as Exhibit 99.2 to the CapRock 8-K and incorporated herein by reference).

                   99.3 Joint Press Release issued by McLeodUSA Incorporated and CapRock Communications Corp. on October 2, 2000 (filed as Exhibit 99.3 to the CapRock 8-K and incorporated herein by reference).
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 12, 2000           McLEODUSA INCORPORATED


                                    By:   /s/ Randall Rings
                                       ---------------------------
                                           Randall Rings
                                           Group Vice President, Secretary and
                                           General Counsel
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                                 EXHIBIT INDEX


         Exhibit
         Number                           Description
         ------                           -----------

          2.1 Agreement and Plan of Merger by and among McLeodUSA Incorporated, Cactus Acquisition Corp. and CapRock Communications Corp., dated as of October 2, 2000 (filed as Exhibit 2.1 to the Current Report on Form 8-K of the CapRock Communications Corp., File No. 0-24581 (the "CapRock 8-K"), filed with the SEC on October 10, 2000 and incorporated herein by reference).

          99.1        Voting and Option Agreement with McLeodUSA (filed as
                      Exhibit 99.1 to the CapRock 8-K and incorporated herein by reference).

          99.2 Voting Agreement with McLeodUSA (filed as Exhibit 99.2 to the CapRock 8-K and incorporated herein by reference).

          99.3 Joint Press Release issued by McLeodUSA Incorporated and CapRock Communications Corp. on October 2, 2000 (filed as Exhibit 99.3 to the CapRock 8-K and incorporated herein by reference).